Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of, MIP Solutions Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Lamberson, President, Chief Executive Officer, I, Edward Hunton, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008

By:	/s/ Jeff Lamberson	/s/ Edward Hunton
	Jeff Lamberson	Edward Hunton
	President, Chief Executive Officer	Chief Financial Officer and Director